UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 6, 2004

Date of Report (date of earliest event reported)

GOOGLE INC.

(Exact name of Registrant as specified in its charter)

California	0-50726	77-0493581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices)

(650) 623-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5.	Other Events

On July 6, 2004, Google Inc. (“Google”) filed its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. This Second Amended and Restated Certificate of Incorporation was duly approved and adopted by Google’s board of directors and by its stockholders on June 25, 2004. Google’s Second Amended and Restated Certificate of Incorporation implements certain changes with respect to Google’s dual class common stock structure and provides for certain corporate governance requirements that will be applicable to Google once it become a public company.

For more information regarding these amendments please see the full text of the Second Amended and Restated Certificate of Incorporation, which is attached as Exhibit 3.01 to this report.

Item 7.	Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description

3.01	Second Amended and Restated Certificate of Incorporation of Google Inc. as filed on July 6, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOGLE INC.

Date: July 8, 2004	/S/ GEORGE REYES
George Reyes Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.01	Second Amended and Restated Certificate of Incorporation of Google Inc. as filed on July 6, 2004.